SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 8, 2003

                                  CONNECTIVCORP
              (Exact name of registrant as specified in its charter)


           Delaware                 333-70663             06-1529524
(State or Other Jurisdiction (Commission  File  Number) (I.R.S. Employer
     of  Incorporation)                                Identification  No.)


                        750 Lexington Avenue, 24th Floor
                            New York, New York 10022

           (Address of principal executive offices including zip code)

                                 (212) 750-5858

              (Registrant's telephone number, including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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This Current Report on Form 8-K contains forward-looking statements. Such statements are valid only as of the date hereof, and we disclaim any obligation to update this information. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Factors that might cause such a material difference include, among others, factors described in our filings with the Securities and Exchange Commission.

Item 5. Other Events.

On May 8, 2003, we announced that we terminated the previously announced contribution agreement with certain shareholders of Aqua Development Corp. We are currently exploring our rights and remedies relating to such termination.

A copy of the press release issued on May 8, 2003 announcing the termination of the contribution agreement is attached hereto as Exhibit 99.1, which is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                Description

99.1                       Press Release issued by us, dated May 8, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONNECTIVCORP
                              (Registrant)

Dated:   May 8, 2003           By:     /s/ Elliot Goldman
         -----------                   ---------------------------------------
                                       Elliot Goldman
                                       President and Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press Release issued by us, dated May 8, 2003.


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